Exhibit 32.1

                           BIG CAT MINING CORPORATION
                              A Nevada Corporation

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, Craig Christy, President and Chief Executive Officer and Phil Mudge, Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the annual report on Form 10-KSB of Big Cat Mining Corporation for the period ended April 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Big Cat Mining Corporation.




Dated July 27, 2005                      /s/Craig Christy
                                         --------------------------------------
                                         Craig Christy,
                                         President and Chief Executive Officer


Dated July 27, 2005                      /s/Phil Mudge
                                         --------------------------------------
                                         Phil Mudge,
                                         Chief Financial Officer